QUAKER® INVESTMENT TRUST	Supplement dated February 27, 2008
to the Prospectus Dated October 29, 2007

QUAKER STRATEGIC GROWTH FUND
QUAKER CORE EQUITY FUND
QUAKER SMALL-CAP GROWTH FUND
QUAKER CAPITAL OPPORTUNITIES FUND
QUAKER BIOTECH PHARMA-HEALTHCARE FUND
QUAKER MID-CAP VALUE FUND
QUAKER SMALL-CAP VALUE FUND
QUAKER CORE VALUE FUND
(COLLECTIVELY “THE FUNDS”)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

On page 45, the following replaces the first sentence above the subheading “Reduction or Waiver of Front-end Sales Charges.”

Minimum Investment for Institutional Class Shares is $1 Million.
The Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.